UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 6, 2023

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

1-2893	Louisville Gas and Electric Company			61-0264150
(Exact name of Registrant as specified in its charter)
Kentucky
220 West Main Street
	Louisville,	KY	40202-1377
	(502)	627-2000

1-3464	Kentucky Utilities Company			61-0247570
(Exact name of Registrant as specified in its charter)
Kentucky and Virginia
One Quality Street
	Lexington,	KY	40507-1462
	(502)	627-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐	PPL Corporation
☐	Louisville Gas and Electric Company
☐	Kentucky Utilities Company

Section 8 – Other Events

Item 8.01 Other Events

On November 6, 2023, the Kentucky Public Service Commission ("Commission") issued an order in the regulatory proceeding of Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU", and collectively with LG&E, the "Companies") applying for certificates of public convenience and necessity and other approvals regarding several new generation investment facilities, plans and related matters.

The Commission's order approved the Companies' requests (i) to construct one approximately 640 MW natural gas combined-cycle ("NGCC") generating facility to be located at LG&E's Mill Creek station, (ii) to construct a 120 MWac solar photovoltaic electric generating facility in Mercer County, Kentucky, (iii) to acquire a planned 120 MWac solar photovoltaic electric facility in Marion County, Kentucky and (iv) to construct a 125 MW battery energy storage facility to be located at KU's E.W. Brown station. The Commission denied the Companies' current request for a second NGCC facility to be built at KU's E.W. Brown station, based on deferring certain existing unit retirement decisions below.

The order also authorized the Companies to enter into four solar power purchase agreements ("PPAs") for nearly 650 MW combined capacity, subject to certain conditions, but deferred for future proceedings specific decisions on cost recovery treatment or mechanisms. Further, the order approved the Companies' proposed 2024-2030 demand-side management program, representing more than 12 new, adjusted or expanded energy efficiency programs.

The Commission's order also contained approvals for certain of the Companies’ requested retirement of several existing coal-fired generation units, including LG&E’s Mill Creek Units 1 and 2, subject to certain conditions, and for three smaller gas-fired units. The order denied approval of the Companies’ requested retirement of KU’s Ghent Unit 2 and Brown Unit 3.

The Commission's order approved the requested allowance for funds used during construction accounting treatment and regulatory asset accounting treatment for associated financing costs, each as relating to the NGCC, solar and battery facilities to be constructed by the Companies.

Following the Order, the Companies' planned capital investments in new and existing facilities in Kentucky is materially consistent with the $2.1 billion originally requested by the Companies.

The Commission's order is subject to certain rights to request rehearing or appeal of relevant parties, including the Companies and intervenors. The Companies continue to evaluate the order and related matters. PPL and the Companies cannot predict the outcome of this matter, including potential future proceedings.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

PPL issued a press release announcing certain information pertaining to the foregoing, and that the CPCN approval, including changes from the original application, do not change its overall business outlook, and reaffirmed its previously provided earnings forecast and growth targets.

A copy of the press release is furnished as Exhibit 99.1.

Cautionary Statement on Forward-Looking Statements

Statements contained in this news release, including statements with respect to PPL's and its subsidiaries business plan, forecast and growth targets, as well as the impact of the Commission's CPCN approval on PPL and its subsidiaries, are "forward-looking statements" within the meaning of the federal securities laws. Although PPL and its subsidiaries believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: asset or business acquisitions and dispositions; the novel coronavirus pandemic or other pandemic health events or other catastrophic events and their effect on financial markets, economic conditions and our businesses; market demand for energy in our service territories; weather conditions affecting customer energy usage and operating costs; the effect of any business or industry restructuring; the profitability and liquidity of PPL and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operating performance of our facilities; the length of scheduled and unscheduled outages at our generating plants; environmental conditions and requirements and the related costs of compliance; system conditions and operating costs; development of new projects, markets and technologies; performance of new ventures; any impact of severe weather on our business; receipt of necessary government permits, approvals, rate relief and regulatory cost recovery; capital market conditions and decisions regarding capital structure; the impact of state, federal or foreign investigations applicable to PPL and its subsidiaries; the outcome of litigation against PPL and its subsidiaries; stock price performance; the market prices of equity securities and the impact on pension income and resultant cash funding requirements for defined benefit pension plans; the securities and credit ratings of PPL and its subsidiaries; political, regulatory or economic conditions in jurisdictions where PPL or its subsidiaries conduct business, including any potential effects of threatened or actual cyberattack, terrorism, or war or other hostilities; new state, federal or foreign legislation, including new tax legislation; and the commitments and liabilities of PPL and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with factors and other matters discussed in PPL’s Form 10-K and other reports on file with the Securities and Exchange Commission.

As provided in General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release, dated November 7, 2023, of PPL Corporation regarding the Commission’s order.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

KENTUCKY UTILITIES COMPANY

By:	/s/ Christopher M. Garrett
Christopher M. Garrett Vice President-Finance and Accounting

Dated:  November 7, 2023